Filed under Rule 497(e)

Registration No. 333-08653

Seasons Series Trust (the “Trust”)

International Equity Portfolio

Large Cap Growth Portfolio

Multi-Managed Growth Portfolio

Multi-Managed Income Portfolio

Multi-Managed Income/Equity Portfolio

Multi-Managed Moderate Growth Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement dated April 10, 2017, to the Statutory Prospectus dated July 29, 2016, as supplemented and amended to date

Janus Capital Management, LLC (“Janus”) currently serves as subadviser to each Portfolio. On or about May 30, 2017 (the “Effective Date”), Janus Capital Group, Inc. (“JCGI”), the ultimate parent entity of Janus, is expected to merge with Henderson Group plc (the “Merger”). As a result of the Merger, a newly formed entity, Janus Henderson Global Investors plc, will become the ultimate parent entity of Janus.

The change in control of Janus resulting from the Merger will constitute an “assignment” of the subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica”) and Janus with respect to each Portfolio (the “Prior Subadvisory Agreement”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In accordance with the 1940 Act, and pursuant to the terms of the Prior Subadvisory Agreement, the Prior Subadvisory Agreement will terminate upon its assignment. Generally, an assignment triggers a requirement to obtain shareholder approval of a new subadvisory agreement; however, pursuant to the terms of an exemptive order granted by the Securities and Exchange Commission, SunAmerica is permitted, under certain conditions and subject to Board approval, to enter into new subadvisory agreements with unaffiliated subadvisers without obtaining shareholder approval.

At an in-person meeting held on March 23, 2017, the Board of Trustees of the Trust approved a new subadvisory agreement between SunAmerica and Janus with respect to each Portfolio (the “New Subadvisory Agreement”), which will become effective on the Effective Date. Janus does not anticipate any change to the portfolio management team or other key personnel that provide services to the Portfolios as a result of the Merger. The level and scope of services to be rendered by Janus and the fees payable by SunAmerica to Janus under the New Subadvisory Agreement will also remain the same.

Shareholders of record as of the close of business on May 31, 2017, will receive a notice that explains how to access an Information Statement, which will include more information about the Merger and the New Subadvisory Agreement.

Upon the Effective Date, the following change to the Prospectus will become effective:

The first paragraph of the section entitled “Management – Information about the Subadvisers – Janus Capital Management LLC (“Janus”)” is hereby deleted in its entirety and replaced with the following:

Janus Capital Management LLC (“Janus”) is a Delaware limited liability company with principal offices at 151 Detroit Street, Denver, CO 80206. Janus is a wholly-owned subsidiary of Janus Henderson Global Investors plc, a publicly traded company with principal operations in financial asset management businesses that had approximately $194.5 billion in assets under management as of December 31, 2016. Janus (together with its predecessors) has served as an investment adviser since 1970.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Filed under Rule 497(e)

Registration No. 333-08653

Seasons Series Trust (the “Trust”)

International Equity Portfolio

Large Cap Growth Portfolio

Multi-Managed Growth Portfolio

Multi-Managed Income Portfolio

Multi-Managed Income/Equity Portfolio

Multi-Managed Moderate Growth Portfolio

Supplement dated April 10, 2017, to the Statement of Additional Information (“SAI”)

dated July 29, 2016, as supplemented and amended to date

Effective on or about May 30, 2017, on page 59 of the SAI, the disclosure with respect to Janus Capital Management, LLC (“Janus”) in the first paragraph is deleted and replaced with the following:

Janus is a wholly-owned subsidiary of Janus Henderson Global Investors plc.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.